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                                                                      EXHIBIT 23


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-11329 of Reliant Energy, Incorporated (formerly Houston Industries Incorporated) on Form S-8 of our report dated June 18, 1999, appearing in this Annual Report on Form 11-K of the Houston Industries Incorporated Savings Plan for the year ended December 31, 1998.





/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP


Houston, Texas
June 29, 1999